EXHIBIT 10.1
THIS SECOND AMENDMENT AGREEMENT is dated and effective as of the 31st day of July, 2009.
B E T W E E N:
ANIXTER CANADA INC.
a corporation incorporated under the laws of Canada
as Borrower
- and -
THE GUARANTORS FROM TIME TO TIME PARTY
TO THE CREDIT AGREEMENT
as Guarantors
- and -
THE LENDERS FROM TIME TO TIME PARTY
TO THE CREDIT AGREEMENT
as Lenders
- and -
THE BANK OF NOVA SCOTIA
a bank to which the Bank Act (Canada) applies,
in its capacity as administrative agent hereunder
as Administrative Agent
RECITALS:
A.	The Borrower, the Guarantors, the Agent and the Lenders are parties to a Credit Agreement dated as of November 18, 2005, as amended by a First Amendment Agreement (the “First Amendment Agreement”) dated as of July 5, 2007 (as so amended, the “Existing Credit Agreement”).
B.	The Borrower and the Lenders have agreed to certain amendments to the terms and conditions in the Existing Credit Agreement and the parties are entering into this Second Amendment Agreement to give effect thereto and to the other matters set forth herein.
     NOW THEREFORE in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
Section 1 — Amendment to Definitions
     Section 1.1.112 of the Existing Credit Agreement is deleted.
Second Amendment Agreement

     Section 1.1.129 of the Existing Credit Agreement is deleted and replaced with the following provision:
1.1.129	“U.S. Credit Agreement” means the amended and restated five-year revolving credit agreement dated as of April 20, 2007 among Anixter Inc. and various subsidiaries of Anixter Inc., as borrowers, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, Wells Fargo Bank, N.A., as syndication agent, JPMorgan Chase Bank, NA, The Bank of Nova Scotia and Wachovia Bank, N.A., as co documentation agents, and the lenders party thereto from time to time, as amended by the First Amendment dated as of September 26, 2007 and the Second Amendment dated as of July 23, 2009.
Section 2 — Amendment to Credit
     Section 2.6(1) of the Existing Credit Agreement is deleted and replaced with the following provision:
2.6(1)	The Applicable Margin relating to interest rates, Banker’s Acceptance Fees, L/C commissions and Standby Fees will vary and be calculated based on the Relevant Rating as follows:

		Banker’s Acceptance
	Applicable Margin for	Fees, L/C Commissions	Standby Fee
	Prime Rate Advances	and Applicable Margin	(% per annum)
Relevant Rating	and Base Rate Advances	for LIBOR Advances	≥50%	<50%
(S&P/Moody’s/Fitch)	(% per annum)	(% per annum)	utilization	utilization
Greater than or equal to BBB+/Baa1/BBB+	0.40%	1.40%	0.15%	0.30%
BBB/Baa2/BBB	0.70%	1.70%	0.20%	0.35%
BBB-/Baa3/BBB-	1.00%	2.00%	0.25%	0.40%
BB+/Ba1/BB+	1.50%	2.50%	0.50%	0.65%
BB/Ba2/BB	1.75%	2.75%	0.50%	0.65%
Less than or equal to BB-/Ba3/BB-	2.00%	3.00%	0.50%	0.65%
Section 3 — Amendment to Negative Covenants
     Section 7.4(2)(c) of the Credit Agreement is deleted and replaced with the following provision:
     7.4(2)(c) directly or indirectly declare or make any payment, distribution or contribution to or investment in to Anixter International Inc. (whether in cash or otherwise) except to the extent that it may do so in compliance with the U.S. Credit Agreement, as amended by any Scotia Approved Amendment;
Second Amendment Agreement

Section 4 — Conditions Precedent to Effectiveness of this Second Amendment Agreement
     This Second Amendment Agreement shall become binding on the Lenders only upon satisfaction of the following conditions precedent:
(a)	execution and delivery of this Second Amendment Agreement (and all other Loan Documents contemplated by this First Amendment Agreement) by each of the Borrower and the Guarantors;

(b)	execution and delivery of this Second Amendment Agreement by the Lenders (and all other Loan Documents contemplated by this Second Amendment Agreement, to the extent applicable) in accordance with Section 9.2 of the Existing Credit Agreement;

(c)	no Event of Default or Pending Event of Default having occurred and being continuing as at the date of satisfaction of all of the foregoing conditions precedent; and

(d)	the Agent having received such corporate resolutions, incumbency and other certificates of each of the Borrower and the Guarantors as the Agent may reasonably request in connection with this Second Amendment Agreement and the transactions contemplated hereby.
Section 5 — Representations and Warranties of the Obligors
     Each of the Obligors represents and warrants to the Agent and Lenders as follows:
(a)	the execution, delivery and performance by it of this Second Amendment Agreement (i) have been duly authorized by all necessary corporate action on its part, and (ii) do not and will not violate its Constating Documents, any Applicable Law, any Permit or any Contract to which it is a party;

(b)	this Second Amendment Agreement constitutes a legal, valid and binding obligation of each of the Obligors enforceable against it in accordance with its terms, subject to the availability of equitable remedies and the effect of bankruptcy, insolvency and similar laws affecting the rights of creditors generally;

(c)	the representations and warranties made by it in the Credit Agreement, other than those expressly stated to be made as of a specific date, are true and correct as of the date hereof with the same effect as if such representations and warranties had been made on and as of the date hereof; and

(d)	after giving effect to this Second Amendment Agreement, no Event of Default or Pending Event of Default has occurred which is continuing on the date hereof or will occur as a result of entering into this Second Amendment Agreement or the observance or performance of its obligations hereunder.
Second Amendment Agreement

Section 6 — Loan Document
     Each of the Obligors acknowledges that this Second Amendment Agreement is a Loan Document and that all of its representations and warranties concerning Loan Documents that are contained in the Existing Credit Agreement apply to this Second Amendment Agreement and are deemed to be repeated on its execution of this Second Amendment Agreement as if set out in full in this Second Amendment Agreement.
Section 7 — Continuing Effect of Existing Credit Agreement
     Except as amended by this Second Amendment Agreement, the Existing Credit Agreement shall remain in full force and effect, without amendment, and is hereby ratified and confirmed. Without in any way limiting the terms of the Existing Credit Agreement or any other Loan Document, each Obligor confirms that the Security made or granted by it pursuant to the Existing Credit Agreement remains in full force and effect notwithstanding the amendments to the Existing Credit Agreement contained herein and that such Security shall continue to secure and support all of the debts, liabilities and obligations described in Section 3.2 of the Existing Credit Agreement, including but not limited to those debts, liabilities and obligations arising as a result of this Second Amendment Agreement. In addition, all of the Loan Documents shall continue in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.
Section 8 — Further Assurances
     The Borrower shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the Agent may require from time to time for the purposes of giving effect to this Second Amendment Agreement and shall use reasonable efforts and take all such steps as may be within its power to implement, to the full extent, the provisions of this Second Amendment Agreement.
Section 9 — Counterparts and Facsimile
     This Second Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this Second Amendment Agreement shall be deemed to be valid execution and delivery thereof.
Section 10 — Governing Law
     The parties agree that this Second Amendment Agreement shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.
Second Amendment Agreement

Section 11 — Interpretation
     Capitalized terms used herein, unless otherwise defined or indicated herein, have the respective meanings defined in the Existing Credit Agreement. This Second Amendment Agreement and the Existing Credit Agreement shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document. Without limitation of the foregoing, the principles of construction and interpretation set forth in Sections 1.2, 1.3 and 1.4 of the Existing Credit Agreement apply to this Second Amendment Agreement.
Section 12 — Effective Date
     This Second Amendment Agreement may be referred to as being dated as of July 31, 2009, notwithstanding the actual date of execution by the parties hereto as set forth on their respective signing pages.
[EXECUTION PAGES FOLLOW]
Second Amendment Agreement

- S1 -
     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment Agreement as of July 31, 2009.

THE BANK OF NOVA SCOTIA, as Agent
By:	/s/ Ning Cai
	Name:	Ning Cai
	Title:	Director

By:
Name:
Title:

[signature page for Second Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
Second Amendment Agreement

- S2 -

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment Agreement as of July 31, 2009.

ANIXTER CANADA INC.
By:	/s/ Rod Shoemaker
	Name:	Rod Shoemaker
	Title:	Authorized Signatory

[signature page for Second Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
Second Amendment Agreement

- S3 -

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment Agreement as of July 31, 2009.

ANIXTER INC.
By:	/s/ Rod Shoemaker
	Name:	Rod Shoemaker
	Title:	V.P. - Treasurer

[signature page for Second Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
Second Amendment Agreement

- S4 -

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment Agreement as of July 31, 2009.

ANIXTER INTERNATIONAL INC.
By:	/s/ Rod Shoemaker
	Name:	Rod Shoemaker
	Title:	V.P. - Treasurer

[signature page for Second Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
Second Amendment Agreement

- S5 -

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment Agreement as of July 31, 2009.

ANIXTER-REAL ESTATE, INC.
By:	/s/ Rod Shoemaker
	Name:	Rod Shoemaker
	Title:	V.P. - Treasurer

[signature page for Second Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
Second Amendment Agreement

- S6 -

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment Agreement as of July 31, 2009.

ANIXTER INFORMATION SYSTEMS CORPORATION
By:	/s/ Rod Shoemaker
	Name:	Rod Shoemaker
	Title:	V.P. - Treasurer

[signature page for Second Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
Second Amendment Agreement

- S7 -

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment Agreement as of July 31, 2009.

ANIXTER FINANCIAL INC.
By:	/s/ Rod Shoemaker
	Name:	Rod Shoemaker
	Title:	V.P. - Treasurer

[signature page for Second Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
Second Amendment Agreement

- S8 -

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment Agreement as of July 31, 2009.

ANIXTER PROCUREMENT CORPORATION
By:	/s/ Rod Shoemaker
	Name:	Rod Shoemaker
	Title:	V.P. - Treasurer

[signature page for Second Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
Second Amendment Agreement

- S9 -

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment Agreement as of July 31, 2009.

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Ning Cai
	Name:	Ning Cai
	Title:	Director

By:
Name
Title:

[signature page for Second Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
Second Amendment Agreement